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                                                                    EXHIBIT 10.4

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SATCON TECHNOLOGY CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SATCON TECHNOLOGY CORPORATION THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.


                          SERIES B WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

                                       OF

                          SATCON TECHNOLOGY CORPORATION

                            Expires February 18, 2008

No.: W-B-03-__                                     Number of Shares: ___________
Date of Issuance: February 18, 2003


     FOR VALUE RECEIVED, subject to the provisions hereinafter set forth, the undersigned, SatCon Technology Corporation, a Delaware corporation (together with its successors and assigns, the "ISSUER"), hereby certifies that _______________________________ or its registered assigns is entitled to subscribe for and purchase, during the Term (as hereinafter defined), up to ____________________________________ (_____________) shares (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Common Stock of the Issuer, at an exercise price per share equal to the Warrant Price then in effect, subject, however, to the provisions and upon the terms and conditions hereinafter set forth. Capitalized terms used in this Warrant and not otherwise defined herein shall have the respective meanings specified in Section 8 hereof.

     1. TERM. The right to subscribe for and purchase shares of Warrant Stock represented hereby shall commence on February 18, 2003 and shall expire at 5:00 p.m., eastern time, on February 18, 2008 (such period being the "TERM").

     2. METHOD OF EXERCISE PAYMENT; ISSUANCE OF NEW WARRANT; TRANSFER AND EXCHANGE.

     (a) TIME OF EXERCISE. The purchase rights represented by this Warrant may be exercised in whole or in part during the Term commencing on February 18, 2003 and expiring on February 18, 2008.

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     (b)  METHOD OF EXERCISE. The Holder hereof may exercise this Warrant, in whole or in part, by the surrender of this Warrant (with the exercise form attached hereto duly executed) at the principal office of the Issuer, and by the payment to the Issuer of an amount of consideration therefor equal to the Warrant Price in effect on the date of such exercise multiplied by the number of shares of Warrant Stock with respect to which this Warrant is then being exercised, payable at such Holder's election (i) by certified or official bank check or by wire transfer to an account designated by the Issuer, (ii) by "cashless exercise" in accordance with the provisions of subsection (c) of this
Section 2, but only when a registration statement under the Securities Act qualifying a public offering of the Warrant Stock is not then in effect, or
(iii) by a combination of the foregoing methods of payment selected by the Holder of this Warrant.

     (c) CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, if (i) the Per Share Market Value of one share of Common Stock is greater than the Warrant Price (at the date of calculation as set forth below) and (ii) a registration statement under the Securities Act qualifying a public offering of the Warrant Stock is not then in effect, in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant by a cashless exercise and shall receive the number of shares of Common Stock equal to an amount (as determined below) by surrender of this Warrant at the principal office of the Issuer together with the properly endorsed Notice of Exercise in which event the Issuer shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y - (A)(Y)
                  ------
                    B

Where     X =    the number of shares of Common Stock to be issued to the
                 Holder.

          Y = the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

          A =    the Warrant Price.

          B =    the Per Share Market Value of one share of Common Stock.

     (d) ISSUANCE OF STOCK CERTIFICATES. In the event of any exercise of the rights represented by this Warrant in accordance with and subject to the terms and conditions hereof, (i) certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding three (3) Trading Days after such exercise or, at the request of the Holder (provided that a registration statement under the Securities Act qualifying a public offering of the Warrant Stock is then in effect), issued and delivered to the Depository Trust Company ("DTC") account on the Holder's behalf via the Deposit Withdrawal Agent Commission System ("DWAC") within a reasonable time, not exceeding three (3) Trading Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the holder of the shares of Warrant Stock so purchased as of the date of such exercise and (ii) unless this Warrant has expired, a new Warrant representing the number of shares of Warrant Stock, if any, with respect to which this Warrant shall not then have been

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

exercised (less any amount thereof which shall have been canceled in payment or partial payment of the Warrant Price as hereinabove provided) shall also be issued to the Holder hereof at the Issuer's expense within such time.

     (e) TRANSFERABILITY OF WARRANT. Subject to Section 2(g), this Warrant may be transferred by a Holder without the consent of the Issuer. If transferred pursuant to this paragraph and subject to the provisions of subsection (g) of this Section 2, this Warrant may be transferred on the books of the Issuer by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant at the principal office of the Issuer, properly endorsed (by the Holder executing an assignment in the form attached hereto) and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. This Warrant is exchangeable at the principal office of the Issuer for Warrants for the purchase of the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder hereof shall designate at the time of such exchange. All Warrants issued on transfers or exchanges shall be dated the Original Issue Date and shall be identical with this Warrant except as to the name of the Holder or the number of shares of Warrant Stock, as applicable.

     (f) CONTINUING RIGHTS OF HOLDER. The Issuer will, at the time of or at any time after each exercise of this Warrant, upon the request of the Holder hereof, acknowledge in writing the extent, if any, of its continuing obligation to afford to such Holder all rights to which such Holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, PROVIDED that if any such Holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Issuer to afford such rights to such Holder.

     (g)  COMPLIANCE WITH SECURITIES LAWS.

          (i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant or the shares of Warrant Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Warrant Stock to be issued upon exercise hereof except pursuant to an effective registration statement, or an exemption from registration, under the Securities Act and any applicable state securities laws.

          (ii) Except as provided in paragraph (iii) below, this Warrant and all certificates representing shares of Warrant Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form:

          THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SATCON

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

          TECHNOLOGY CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SATCON TECHNOLOGY
          CORPORATION THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

          (iii) The restrictions imposed by this subsection (e) upon the transfer of this Warrant or the shares of Warrant Stock to be purchased upon exercise hereof shall terminate (A) when such securities shall have been resold pursuant to an effective registration statement under the Securities Act, (B) upon the Issuer's receipt of an opinion of counsel, in form and substance reasonably satisfactory to the Issuer, addressed to the Issuer to the effect that such restrictions are no longer required to ensure compliance with the Securities Act and state securities laws or (C) upon the Issuer's receipt of other evidence reasonably satisfactory to the Issuer that such registration and qualification under the Securities Act and state securities laws are not required. Whenever such restrictions shall cease and terminate as to any such securities, the Holder thereof shall be entitled to receive from the Issuer (or its transfer agent and registrar), without expense (other than applicable transfer taxes, if any), new Warrants (or, in the case of shares of Warrant Stock, new stock certificates) of like tenor not bearing the applicable legend required by paragraph (ii) above relating to the Securities Act and state securities laws.

     (h) In no event may the Holder exercise this Warrant in whole or in part unless the Holder is an "accredited investor" as defined in Regulation D under the Securities Act.

     3.   STOCK FULLY PAID; RESERVATION AND LISTING OF SHARES; COVENANTS.

     (a) STOCK FULLY PAID. The Issuer represents, warrants, covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant or otherwise hereunder will, when issued in accordance with the terms of this Warrant, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges created by or through Issuer. The Issuer further covenants and agrees that during the period within which this Warrant may be exercised, the Issuer will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

     (b) RESERVATION. If any shares of Common Stock required to be reserved for issuance upon exercise of this Warrant or as otherwise provided hereunder require registration or qualification with any governmental authority under any federal or state law before such shares may be so issued, the Issuer will in good faith use its reasonable best efforts as expeditiously as possible at its expense to cause such shares to be duly registered or qualified. If the Issuer shall list any shares of Common Stock on any securities exchange or market it will, at its expense, list thereon, maintain and increase when necessary such listing, of, all shares of Warrant Stock from time to time issued upon exercise of this Warrant or as otherwise provided hereunder (provided that such Warrant Stock has been registered pursuant to a registration statement under the Securities Act then in effect), and, to the extent permissible under the applicable securities exchange rules, all unissued shares of Warrant Stock which are at any time issuable hereunder, so long as any shares of Common Stock shall be so listed. The Issuer will also so list on each securities exchange or market, and will maintain such listing of, any other securities which the Holder of this Warrant shall be entitled to receive upon the exercise of this Warrant if at the time any securities of the same class shall be listed on such securities exchange or market by the Issuer.

     (c) COVENANTS. The Issuer shall not by any action including, without limitation, amending the Certificate of Incorporation or the by-laws of the Issuer, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder hereof against dilution (to the extent specifically provided herein) or impairment. Without limiting the generality of the foregoing, the Issuer will (i) not permit the par value, if any, of its Common Stock to exceed the then effective Warrant Price, (ii) not amend or modify any provision of the Certificate of Incorporation or by-laws of the Issuer in any manner that would adversely affect the rights of the Holders of the Warrants in their capacity as Holders of the Warrants, (iii) take all such action as may be reasonably necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (iv) use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be reasonably necessary to enable the Issuer to perform its obligations under this Warrant.

     (d) LOSS, THEFT, DESTRUCTION OF WARRANTS. Upon receipt of evidence satisfactory to the Issuer of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Issuer or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Issuer will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same number of shares of Common Stock.

     4. ADJUSTMENT OF WARRANT PRICE AND WARRANT SHARE NUMBER. The number of shares of Common Stock for which this Warrant is exercisable, and the price at which such shares may be purchased upon exercise of this Warrant, shall be subject to adjustment from time to time as set forth in this Section 4. The Issuer shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with Section 5.

     (a) RECAPITALIZATION, REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

          (i) In case the Issuer after the Original Issue Date shall do any of the following (each, a "TRIGGERING EVENT"): (a) consolidate or merge with or into another corporation where the holders of outstanding Voting Stock prior to such merger or consolidation do not own over 50% of the outstanding Voting Stock of the merged or consolidated entity immediately after such merger or consolidation, or (b) sell all or substantially all of its properties or assets to any other Person, or (c) change the Common Stock to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 4(b) or Section 4(c)), or (d) effect a capital reorganization (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 4(b) or Section 4(c)), then, and in the case of each such Triggering Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder of this Warrant shall be entitled upon the exercise hereof at any time after the consummation of such Triggering Event, to the extent this Warrant is not exercised prior to such Triggering Event, to receive at the Warrant Price in effect at the time immediately prior to the consummation of such Triggering Event in lieu of the Common Stock issuable upon such exercise of this Warrant prior to such Triggering Event, the securities, cash and property to which such Holder would have been entitled upon the consummation of such Triggering Event if such Holder had exercised the rights represented by this Warrant immediately prior thereto, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for elsewhere in this Section 4.

          (ii) Notwithstanding anything contained in this Warrant to the contrary, a Triggering Event shall not be deemed to have occurred if, prior to the consummation thereof, each Person (other than the Issuer) which may be required to deliver any securities, cash or property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder of this Warrant,
     (A) the obligations of the Issuer under this Warrant (and if the Issuer shall survive the consummation of such Triggering Event, such assumption shall be in addition to, and shall not release the Issuer from, any continuing obligations of the Issuer under this Warrant) and (B) the obligation to deliver to such Holder such shares of securities, cash or property as, in accordance with the foregoing provisions of this subsection
     (a), such Holder shall be entitled to receive, and such Person shall have similarly delivered to such Holder a written acknowledgement executed by the President or Chief Financial Officer of the Company, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of this subsection (a)) shall be applicable to the securities, cash or property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

          (b) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If at any time the Issuer shall:

               (i) make or issue or set a record date for the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock,

               (ii) effect a stock split of its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller

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     number of shares of Common Stock,

then (1) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

Notwithstanding the foregoing, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     (c) CERTAIN OTHER DISTRIBUTIONS. If at any time the Issuer shall make or issue or set a record date for the determination of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

               (i) cash (other than a cash dividend payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Issuer),

               (ii) any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock), or

               (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property of any nature whatsoever (other than cash, Common Stock Equivalents or Additional Shares of Common Stock),

then (1) the number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the product of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such adjustment multiplied by a fraction (A) the numerator of which shall be the Per Share Market Value of Common Stock at the date of taking such record and (B) the denominator of which shall be such Per Share Market Value minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Issuer and supported by an opinion from an investment banking firm of recognized national standing acceptable to (but not affiliated with) the Holder) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable, and (2) the Warrant Price then in effect shall be adjusted to equal (A) the Warrant Price then in effect multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for

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which this Warrant is exercisable immediately after such adjustment. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Issuer to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 4(c) and, if the outstanding shares of Common Stock shall be changed into a larger or smaller number of shares of Common Stock as a part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of Common Stock within the meaning of Section 4(b).

Notwithstanding the foregoing, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Warrant Price shall be adjusted pursuant to this
Section 4(c) as of the time of actual payment of such dividends or distributions.

     (d)  ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK.

          (i) In the event the Issuer shall at any time following the Original Issue Date issue any Additional Shares of Common Stock (otherwise than as provided in the foregoing subsections (a) through (c) of this Section 4), at a price per share less than the Warrant Price then in effect or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price then in effect by a fraction:

               (A) the numerator of which shall be equal to the sum of (x) the number of shares of Outstanding Common Stock immediately prior to the issuance of such Additional Shares of Common Stock PLUS (y) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the Warrant Price then in effect, and

               (B) the denominator of which shall be equal to the number of shares of Outstanding Common Stock immediately after the issuance of such Additional Shares of Common Stock.

          (ii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable shall be made under paragraph (i) of Section 4(d) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any Common Stock Equivalents, if any such adjustment shall previously have been made upon the issuance of such Common Stock Equivalents (or upon the issuance of any warrant or other rights therefor) pursuant to Section 4(e).

     (e)  INTENTIONALLY OMITTED.

     (f) ISSUANCE OF COMMON STOCK EQUIVALENTS. If at any time the Issuer shall issue or sell any Common Stock Equivalents, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the aggregate price per share for which Common Stock is issuable upon such conversion or exchange plus the consideration received by the Issuer for issuance of such Common Stock Equivalent divided by the number of shares of Common Stock

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issuable pursuant to such Common Stock Equivalent shall be less than the Warrant
Price in effect immediately prior to the time of such issue or sale, then the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be adjusted as provided in Section 4(d) on the basis that the maximum number of Additional Shares of Common Stock necessary to effect the conversion or exchange of all such Common Stock Equivalents shall be deemed to have been issued and outstanding and the Issuer shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Common Stock Equivalents. No further adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made under this Section 4(e) upon the issuance of any Common Stock Equivalents which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to this Section 4(e). No further adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Common Stock Equivalents.

     (g) SUPERSEDING ADJUSTMENT. If, at any time after any adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall have been made pursuant to Section 4(e) as the result of any issuance of Common Stock Equivalents, and (i) such Common Stock Equivalents, or the right of conversion or exchange in such Common Stock Equivalents, shall expire, and all or a portion of such or the right of conversion or exchange with respect to all or a portion of such Common Stock Equivalents, as the case may be, shall not have been exercised, or (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such Common Stock Equivalents shall be increased, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Upon the occurrence of an event set forth in this Section 4(g) above, there shall be a recomputation made of the effect of such Common Stock Equivalents on the basis of: (i) treating the number of Additional Shares of Common Stock theretofore actually issued or issuable pursuant to the previous exercise of Common Stock Equivalents or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and (ii) treating any such Common Stock Equivalents which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which Additional Shares of Common Stock are issuable under such Common Stock Equivalents; whereupon a new adjustment of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (h) PURCHASE OF COMMON STOCK BY THE ISSUER. If the Issuer at any time while this Warrant is outstanding shall, directly or indirectly through a Subsidiary or otherwise, purchase, redeem or otherwise acquire any shares of Common Stock at a price per share greater than the Per Share Market Value, other than from an employee, consultant or director of the Issuer pursuant to a restricted stock or similar agreement, then the Warrant Price upon each such purchase, redemption or acquisition shall be adjusted to that price determined by multiplying

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such Warrant Price by a fraction (i) the numerator of which shall be the number of shares of Outstanding Common Stock immediately prior to such purchase, redemption or acquisition minus the number of shares of Common Stock which the aggregate consideration for the total number of such shares of Common Stock so purchased, redeemed or acquired would purchase at the Per Share Market Value; and (ii) the denominator of which shall be the number of shares of Outstanding Common Stock immediately after such purchase, redemption or acquisition. For the purposes of this subsection (h), the date as of which the Per Share Market Price shall be computed shall be the earlier of (x) the date on which the Issuer shall enter into a firm contract for the purchase, redemption or acquisition of such Common Stock, or (y) the date of actual purchase, redemption or acquisition of such Common Stock. For the purposes of this subsection (h), a purchase, redemption or acquisition of a Common Stock Equivalent shall be deemed to be a purchase of the underlying Common Stock, and the computation herein required shall be made on the basis of the full exercise, conversion or exchange of such Common Stock Equivalent on the date as of which such computation is required hereby to be made, whether or not such Common Stock Equivalent is actually exercisable, convertible or exchangeable on such date.

     (i) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock for which this Warrant is exercisable and the Warrant Price then in effect provided for in this Section 4:

          (i) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Common Stock or any Common Stock Equivalents (or any warrants or other rights therefor) shall be issued for cash consideration, the consideration received by the Issuer therefor shall be the amount of the cash received by the Issuer therefor, or, if such Additional Shares of Common Stock or Common Stock Equivalents are offered by the Issuer for subscription, the subscription price, or, if such Additional Shares of Common Stock or Common Stock Equivalents are sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and without taking into account any compensation, discounts or expenses paid or incurred by the Issuer for and in the underwriting of, or otherwise in connection with, the issuance thereof). In connection with any merger or consolidation in which the Issuer is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Issuer shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board, of such portion of the assets and business of the nonsurviving corporation as the Board may determine to be attributable to such shares of Common Stock or Common Stock Equivalents, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Issuer for issuing such warrants or other rights plus the additional consideration payable to the Issuer upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Common Stock Equivalents shall be the consideration received by the Issuer for issuing warrants or other rights to subscribe for or purchase such Common Stock Equivalents, plus the consideration paid or payable to the Issuer in respect of the subscription for or purchase of such Common Stock Equivalents, plus the additional consideration, if any, payable to the Issuer upon the exercise of the right of conversion or exchange in such Common Stock Equivalents. In the event of any consolidation or merger of the Issuer in which the Issuer is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Issuer shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Issuer for stock or other securities of any corporation, the Issuer shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. In the event any consideration received by the Issuer for any securities consists of property other than cash, the fair market value thereof at the time of issuance or as otherwise applicable shall be as determined in good faith by the Board. In the event Common Stock is issued with other shares or securities or other assets of the Issuer for consideration which covers both, the consideration computed as provided in this Section 4(i)(i) shall be allocated among such securities and assets as determined in good faith by the Board.

          (ii) WHEN ADJUSTMENTS TO BE MADE. The adjustments required by this
Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment of the number of shares of Common Stock for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 4(b)) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than one percent (1%) of the shares of Common Stock for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by this Section 4 and not previously made, would result in a minimum adjustment or on the date of exercise. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii) FRACTIONAL INTERESTS. In computing adjustments under this
Section 4, fractional interests in Common Stock shall be taken into account to the nearest one one-hundredth (1/100th) of a share.

          (iv) WHEN ADJUSTMENT NOT REQUIRED. If the Issuer shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

     (j) FORM OF WARRANT AFTER ADJUSTMENTS. The form of this Warrant need not be changed because of any adjustments in the Warrant Price or the number and kind of Securities purchasable upon the exercise of this Warrant.

     (k) ESCROW OF WARRANT STOCK. If after any property becomes distributable pursuant to this Section 4 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, and the Holder exercises this Warrant, any shares of Common Stock issuable upon exercise by reason of such adjustment shall be deemed the last shares of Common Stock for which this Warrant is exercised (notwithstanding any other provision to the contrary herein) and such shares or other property shall be held in escrow for the Holder by the Issuer to be issued to the Holder upon and to the extent that the event actually takes place, upon payment of the current Warrant Price. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be cancelled by the Issuer and escrowed property returned.

     5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or Warrant Share Number shall be adjusted pursuant to Section 4 hereof (for purposes of this Section 5, each an "adjustment"), the Issuer shall cause its Chief Financial Officer to prepare and execute a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and Warrant Share Number after giving effect to such adjustment, and shall cause copies of such certificate to be delivered to the Holder of this Warrant promptly after each adjustment. Any dispute between the Issuer and the Holder of this Warrant with respect to the matters set forth in such certificate may at the option of the Holder of this Warrant be submitted to one of the national accounting firms currently known as the "big four" selected by the Holder, PROVIDED that the Issuer shall have ten (10) days after receipt of notice from such Holder of its selection of such firm to object thereto, in which case such Holder shall select another such firm and the Issuer shall have no such right of objection. The firm selected by the Holder of this Warrant as provided in the preceding sentence shall be instructed to deliver a written opinion as to such matters to the Issuer and such Holder within thirty (30) days after submission to it of such dispute. Such opinion shall be final and binding on the parties hereto.

     6. FRACTIONAL SHARES. No fractional shares of Warrant Stock will be issued in connection with and exercise hereof, but in lieu of such fractional shares, the Issuer shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Per Share Market Value then in effect.

     7. OWNERSHIP CAP AND CERTAIN EXERCISE RESTRICTIONS. (a) Notwithstanding anything to the contrary set forth in this Warrant, at no time may a Holder of this Warrant exercise this Warrant if the number of shares of Common Stock to be issued pursuant to such exercise would exceed, when aggregated with all other shares of Common Stock owned by such Holder at such time, the number of shares of Common Stock which would result in such Holder owning more than 4.999% of all of the Common Stock outstanding at such time; provided, however, that upon a holder of this Warrant providing the Issuer with sixty-one (61) days notice (pursuant to Section 12 hereof) (the "Waiver Notice") that such Holder would like to waive this Section 7(a) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(a) will be of no force or effect with regard to all or a portion of the Warrant referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

          (b) The Holder may not exercise the Warrant hereunder to the extent such exercise would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon exercise of the Warrant held by the Holder after application of this Section; PROVIDED, HOWEVER, that upon a holder of this Warrant providing the Company with a Waiver Notice that such holder would like to waive this Section 7(b) with regard to any or all shares of Common Stock issuable upon exercise of this Warrant, this Section 7(b) shall be of no force or effect with regard to those shares of Warrant Stock referenced in the Waiver Notice; PROVIDED, FURTHER, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of this Warrant.

          (c) Notwithstanding anything to the contrary set forth herein, the Issuer shall not be obligated to issue in excess of an aggregate of 3,408,677 shares of Common Stock upon exercise of the Warrant, conversion of the secured convertible promissory notes issued pursuant to the Note and Warrant Purchase Agreement dated as of the date hereof by and among the Issuer and the purchasers named therein and any shares of Common Stock issuable in connection with the Purchase Agreement and the Note and Warrant Purchase Agreement (including upon the exercise of the warrants issued thereto and to placement agents for the transactions contemplated by such agreements) (the "ISSUABLE MAXIMUM"). The Issuable Maximum equals 19.999% of the number of shares of Common Stock outstanding immediately prior to the Original Issue Date. If on any Warrant exercise date (A) the Common Stock is listed for trading on The Nasdaq National Market or The Nasdaq SmallCap Market, (B) the Warrant Price then in effect is such that the aggregate number of shares of Common Stock previously issued upon exercise of Warrants or otherwise issued in connection with the Purchase Agreement, would equal or exceed the Issuable Maximum, and (C) the Issuer shall not have previously obtained the vote of stockholders (the "STOCKHOLDER APPROVAL"), if any, as may be required by the applicable rules and regulations of The Nasdaq Stock Market, Inc. (or any successor entity) applicable to approve the issuance of shares of Common Stock in excess of the Issuable Maximum pursuant to the terms hereof, then the Issuer shall issue to the holder so requesting such number of shares of Common Stock equal to such holder's pro rata portion of the Issuable Maximum as of the initial purchase date and, with respect to the remainder of shares of Common Stock which would result in an issuance of shares of Common Stock in excess of the Issuable Maximum (the "EXCESS SHARES"), the Issuer shall have the option to either (1) use its reasonable efforts to obtain the Stockholder Approval applicable to such issuance as soon as is possible, but in any event not later than the later of June 15, 2003 and the 90th day after such request, or (2) deliver to such holder cash in lieu of Common Stock otherwise required to be delivered in an amount equal to the product of (x) the Per Share Market Value on the applicable Warrant exercise date, and (y) the number of shares of Common Stock in excess of such holder's pro rata portion of the Issuable Maximum that would have otherwise been issuable to the holder but for the provisions of this Section (such amount of cash being hereinafter referred to as the "REPURCHASE AMOUNT"). If the Issuer fails to pay the Repurchase Amount in full pursuant to this Section within fifteen (15) days after the Issuer fails to obtain Stockholder Approval pursuant to (1) above or within fifteen (15) days of the date payable pursuant to (2) above, the Issuer will pay interest thereon at a rate of 10% per annum to the holder, accruing daily from the applicable exercise until such amount, plus all such interest thereon, is paid in full. The Issuer and the Holder understand and agree that shares of Common Stock issued to and then held by the Holder as a result of exercise of the Warrant shall not be entitled to cast votes on any resolution to obtain Stockholder Approval.

     8. DEFINITIONS. For the purposes of this Warrant, the following terms have the following meanings:

          "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Issuer after the Original Issue Date, and all shares of Other Common, if any, issued by the Issuer after the Original Issue Date, except:
     (i) securities issued pursuant to an underwritten public offering of the Issuer's securities, (ii) securities issued pursuant to the conversion or exercise of convertible or excercisable securities issued or outstanding on or prior to the date hereof or issued pursuant to the Purchase Agreement,
     (iii) the Warrant Stock, (iv) securities issued in connection with a merger and/or acquisition, consolidation, sale or disposition of all or substantially all of the Issuer's assets, (v) securities issued in connection with strategic license agreements so long as such issuances are not for the purpose of raising capital, (vi) Common Stock issued or options to purchase Common Stock granted or issued pursuant to the Issuer's stock option plans and employee stock purchase plans as they now exist, (vii) Common Stock issued or options to purchase Common Stock issued or granted pursuant to any future stock option plan or employee stock purchase plan or any amendment to the Issuer's existing stock option plans and employee stock purchase plans so long as such issuances in the aggregate do not exceed 1,700,000 shares of Common Stock, (viii) securities issued in any transaction where the first use of proceeds from such transaction would be used to redeem all of the shares of Series A Preferred Stock of the Issuer (or the Common Stock issued in connection with the exercise of any warrants) in accordance with the Certificate of Incorporation, (ix) Common Stock or warrants therefore issued in connection with any acquisition of assets, product lines or businesses so long as such issuances in the aggregate do not exceed twenty percent (20%) of the Issuer's issued and outstanding shares of Common Stock as of the date hereof, (x) Common Stock issued pursuant to the Issuer's 401(k) matches; (xi) securities issued to consultants, financial advisers, public relations consultants or secured lenders to the Issuer so long as such issuances to such secured lenders do not in the aggregate exceed ten percent (10%) of the Issuer's issued and outstanding shares of Common Stock as of the date hereof, (xii) any warrants issued to a Holder pursuant to such Purchase Agreement or the Note and Warrant Purchase Agreement by and among the Issuer and the investors named therein, (xiii) any warrants issued to H.C. Wainwright & Co., Inc. as placement agent for the transactions contemplated by the Purchase Agreement and the Note and Warrant Purchase Agreement, (xiv) the payment of any dividend on the Series A Preferred Stock of the Issuer and the payment of any interest on the secured convertible promissory notes issued pursuant to the Note and Warrant Purchase Agreement, (xv) securities issued pursuant to
     Section 3.12 of the Purchase Agreement relating to the Series A financing and securities issued pursuant to Section 3.12 of the Note and Warrant Purchase Agreement relating to the secured convertible note financing,
     (xvi) securities issued to the holders of Series A Preferred Stock of the Issuer as payment of a penalty upon redemption of those shares or otherwise and securities issued to the holders of the secured convertible promissory notes of the Issuer issued pursuant to the Note and Warrant Purchase Agreement as payment of a penalty upon prepayment of those notes or otherwise, and (xvii) Common Stock issued upon the exercise or conversion of any securities described in clauses (i) through (xvi) above.

          "BOARD" shall mean the Board of Directors of the Issuer.

          "CAPITAL STOCK" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and (iv) all equity or ownership interests in any Person of any other type.

          "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Issuer as in effect on the Original Issue Date, and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and thereof and pursuant to applicable law.

          "COMMON STOCK" means the Common Stock, par value $.01 per share, of the Issuer and any other Capital Stock into which such stock may hereafter be changed.

          "COMMON STOCK EQUIVALENT" means any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Security.

          "CONVERTIBLE SECURITIES" means evidences of Indebtedness, shares of Capital Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common Stock. The term "Convertible Security" means one of the Convertible Securities.

          "EBITDA" shall mean the revenues of the Issuer and its subsidiaries for any period from continuing operations excluding interest expense, tax, depreciation and amortization.

          "GOVERNMENTAL AUTHORITY" means any governmental, regulatory or self-regulatory entity, department, body, official, authority, commission, board, agency or instrumentality, whether federal, state or local, and whether domestic or foreign.

          "HOLDERS" mean the Persons who shall from time to time own any Warrant. The term "Holder" means one of the Holders.

          "INDEPENDENT APPRAISER" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Issuer) that is regularly engaged in the business of appraising the Capital Stock or assets of corporations or other entities as going concerns, and which is not affiliated with either the Issuer or the Holder of any Warrant.

          "ISSUER" means SatCon Technology Corporation, a Delaware corporation, and its successors.

          "MAJORITY HOLDERS" means at any time the Holders of Warrants exercisable for a majority of the shares of Warrant Stock issuable under the Warrants at the time outstanding.

          "NASDAQ" means the Nasdaq National Market or the Nasdaq SmallCap
     Market.

          "ORIGINAL ISSUE DATE" means February 18, 2003.

          "OTC BULLETIN BOARD" means the over-the-counter electronic bulletin board.

          "OTHER COMMON" means any other Capital Stock of the Issuer of any class which shall be authorized at any time after the date of this Warrant (other than Common Stock) and which shall have the right to participate in the distribution of earnings and assets of the Issuer without limitation as to amount.

          "OUTSTANDING COMMON STOCK" means, at any given time, the aggregate amount of outstanding shares of Common Stock, assuming full exercise, conversion or exchange (as applicable) of all options, warrants and other Securities which are convertible into or exercisable or exchangeable for, and any right to subscribe for, shares of Common Stock that are outstanding at such time.

          "PERSON" means an individual, corporation, limited liability company, partnership, joint stock company, trust, unincorporated organization, joint venture, Governmental Authority or other entity of whatever nature.

          "PER SHARE MARKET VALUE" means on any particular date (a) the average of the closing bid and asked price per share of the Common Stock on such date on Nasdaq or another registered national stock exchange on which the Common Stock is then listed, or if there is no such price on such date, then the average of the closing bid and asked price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Common Stock is not listed then on Nasdaq or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the OTC Bulletin Board or in the National Quotation Bureau Incorporated or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Common Stock is not then reported by the OTC Bulletin Board or the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), then the average of the "Pink Sheet" quotes for the relevant conversion period, as determined in good faith by the holder, or (d) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Independent Appraiser selected in good faith by the Majority Holders; PROVIDED, HOWEVER, that the Issuer, after receipt of the determination by such Independent Appraiser, shall have the right to select an additional Independent Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Independent Appraiser; and PROVIDED,

     FURTHER that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period. The determination of fair market value by an Independent Appraiser shall be based upon the fair market value of the Issuer determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value, and shall be final and binding on all parties. In determining the fair market value of any shares of Common Stock, no consideration shall be given to any restrictions on transfer of the Common Stock imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

          "PURCHASE AGREEMENT" means the Series A Convertible Preferred Stock Purchase Agreement dated as of February 18, 2003, among the Issuer and the investors a party thereto.

          "SECURITIES" means any debt or equity securities of the Issuer, whether now or hereafter authorized, any instrument convertible into or exchangeable for Securities or a Security, and any option, warrant or other right to purchase or acquire any Security. "Security" means one of the Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute then in effect.

          "SUBSIDIARY" means any corporation at least 50% of whose outstanding Voting Stock shall at the time be owned directly or indirectly by the Issuer or by one or more of its Subsidiaries, or by the Issuer and one or more of its Subsidiaries.

          "TERM" has the meaning specified in Section 1 hereof.

          "TRADING DAY" means (a) a day on which the Common Stock is traded on Nasdaq, or (b) if the Common Stock is not listed on Nasdaq, a day on which the Common Stock is traded on any other registered national stock exchange, or (c) if the Common Stock is not traded on any other registered national stock exchange, a day on which the Common Stock is traded on the OTC Bulletin Board, or (d) if the Common Stock is not traded on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); PROVIDED, HOWEVER, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) or (c) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

          "VOTING STOCK" means, as applied to the Capital Stock of any corporation, Capital Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Capital Stock having such power only by reason of the happening of a contingency.

          "WARRANTS" means the Warrants issued and sold pursuant to the Purchase Agreement, including, without limitation, this Warrant, and any other warrants of like tenor issued in substitution or exchange for any thereof pursuant to the provisions of Section 2(c), 2(d) or 2(e) hereof or of any of such other Warrants.

          "WARRANT PRICE" initially means U.S. $1.50, PROVIDED, HOWEVER, in the event that the Issuer fails to achieve EBITDA of at least $0.00 and a minimum of $13,500,000 in revenue determined in accordance with GAAP for the fourth quarter of fiscal year 2003, commencing on the date that the Issuer files its annual report on Form 10-K for the fiscal year ending September 30, 2003, the Warrant Price shall mean U.S. $1.00. The Warrant Price may be adjusted from time to time as shall result from the adjustments specified in this Warrant, including Section 4 hereto.

          "WARRANT SHARE NUMBER" means at any time the aggregate number of shares of Warrant Stock which may at such time be purchased upon exercise of this Warrant, after giving effect to all prior adjustments and increases to such number made or required to be made under the terms hereof.

          "WARRANT STOCK" means Common Stock issuable upon exercise of any Warrant or Warrants or otherwise issuable pursuant to any Warrant or Warrants.

     9.   OTHER NOTICES. In case at any time:

                    (A) the Issuer shall make any distributions to the holders of Common Stock; or

                    (B) the Issuer shall authorize the granting to all holders of its Common Stock of rights to subscribe for or purchase any shares of Capital Stock of any class or other rights; or

                    (C) there shall be any reclassification of the Capital Stock of the Issuer; or

                    (D) there shall be any capital reorganization by the Issuer; or

                    (E) there shall be any (i) consolidation or merger involving the Issuer or (ii) sale, transfer or other disposition of all or substantially all of the Issuer's property, assets or business (except a merger or other reorganization in which the Issuer shall be the surviving corporation and its shares of Capital Stock shall continue to be outstanding and unchanged and except a consolidation, merger, sale, transfer or other disposition involving a wholly-owned Subsidiary); or

                    (F) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer or any partial liquidation of the Issuer or distribution to holders of Common Stock;

then, in each of such cases, the Issuer shall give written notice to the Holder of the date on which (i) the books of the Issuer shall close or a record shall be taken for such dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be, shall take place. Such notice also shall specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their certificates for Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution, liquidation or winding-up, as the case may be. Such notice shall be given at least twenty
(20) days prior to the record date or effective date for the event specified in such notice.

     10. AMENDMENT AND WAIVER. Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Issuer and the Majority Holders; PROVIDED, HOWEVER, that no such amendment or waiver shall reduce the Warrant Share Number, increase the Warrant Price, shorten the period during which this Warrant may be exercised or modify any provision of this Section 10 without the consent of the Holder of this Warrant.

     11. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     12. NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern time, on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Trading Day following the date of mailing, if sent by overnight delivery by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to the Holder of this Warrant or of Warrant Stock issued pursuant hereto, addressed to such Holder at its last known address or facsimile number appearing on the books of the Issuer maintained for such purposes, or with respect to the Issuer, addressed to:

                        SatCon Technology Corporation
                        161 First Street
                        Cambridge, MA 02142
                        Attention: David B. Eisenhaure
                        Tel. No.: (617) 661-0540
                        Fax No.:  (617) 349-0898

Copies of notices to the Holder shall be sent to Jenkens & Gilchrist Parker Chapin LLP, 405 Lexington Avenue, New York, New York 10174, Attention:
Christopher S. Auguste, Facsimile No.: (212) 704-6288. Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

     13. WARRANT AGENT. The Issuer may, by written notice to each Holder of this Warrant, appoint an agent having an office in New York, New York for the purpose of issuing shares of Warrant Stock on the exercise of this Warrant pursuant to subsection (b) of Section 2 hereof, exchanging this Warrant pursuant to subsection (d) of Section 2 hereof or replacing this Warrant pursuant to subsection (d) of Section 3 hereof, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

     14. REMEDIES. The Issuer stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Issuer in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     15. SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Issuer, the Holder hereof and (to the extent provided herein) the Holders of Warrant Stock issued pursuant hereto, and shall be enforceable by any such Holder or Holder of Warrant Stock.

     16. MODIFICATION AND SEVERABILITY. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Warrant, but this Warrant shall be construed as if such unenforceable provision had never been contained herein.

     17. HEADINGS. The headings of the Sections of this Warrant are for convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Issuer has executed this Series B Warrant as of the day and year first above written.

                                         SATCON TECHNOLOGY CORPORATION


                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                  EXERCISE FORM
                          SATCON TECHNOLOGY CORPORATION

The undersigned _______________, pursuant to the provisions of the within Warrant, hereby elects to purchase _____ shares of Common Stock of SatCon Technology Corporation covered by the within Warrant.

Dated: _________________            Signature
                                              ----------------------------------
                                    Address
                                              ----------------------------
                                              ----------------------------

Number of shares of Common Stock beneficially owned or deemed beneficially owned by the Holder on the date of Exercise: _________________________

                                   ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint _____________, attorney, to transfer the said Warrant on the books of the within named corporation.

Dated: _________________            Signature
                                              ----------------------------------

                                    Address
                                              ----------------------------
                                              ----------------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED, _________________ hereby sells, assigns and transfers unto __________________ the right to purchase _________ shares of Warrant Stock evidenced by the within Warrant together with all rights therein, and does irrevocably constitute and appoint ___________________, attorney, to transfer that part of the said Warrant on the books of the within named corporation.

Dated: _________________            Signature

                                              ----------------------------------

                                    Address
                                              ----------------------------
                                              ----------------------------

                           FOR USE BY THE ISSUER ONLY:

This Warrant No. W- ____ canceled (or transferred or exchanged) this______day of ____________, _______, shares of Common Stock issued therefor in the name of Warrant No. W-_______ issued for _______ shares of Common Stock in the name of
__________________.

                                      -22-